                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                          HEARTLAND BANCSHARES, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------
[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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

Dear Fellow Stockholders:

     By now you have received the first Annual Report of Heartland Bancshares, Inc. (the "Company") along with the Company's proxy statement and white proxy card in connection with the Company's upcoming Annual Meeting of Stockholders to be held on April 24, 1997. Soon after the Company mailed these materials to you, the Company was informed by one of its stockholders, Barrett Rochman of Carbondale, Illinois that he intended to solicit proxies in opposition to the Company's nominees and in favor of a proposal calling for the Company to be sold. THE BOARD OF DIRECTORS DOES NOT SUPPORT THIS PROPOSAL AND URGES YOU TO VOTE FOR THE REELECTION OF DIRECTORS CALCATERRA AND CROSS AND AGAINST MR. ROCHMAN'S PROPOSAL TO SELL THE COMPANY.

THE BOARD'S NOMINEES ARE MORE QUALIFIED THAN MR. ROCHMAN AND HIS CANDIDATE

     The Company has chosen Paul Calcaterra and B.D. Cross as its nominees for the two director positions to be filled at the Annual Meeting. Both Mr. Calcaterra and Mr. Cross currently serve as directors of the Company and of Heartland National Bank (the "Bank") and loyally served as directors of the Bank's predecessor, First Federal Savings and Loan Association of Herrin and Carterville for a number of years. Both men are active in our communities and have provided exemplary service to the Company and the Bank, particularly in connection with the national bank conversion and the Company's highly successful initial public offering.

     By contrast, Mr. Rochman has made clear that his only interest is in selling your Bank at the earliest possible opportunity. He has expressed no interest in the business of the Bank or in serving the communities of Herrin and Carterville.

     Mr. Rochman seems to believe that he is owed a position on the Board solely by virtue of his significant share ownership. But with such ownership comes responsibilities which he consistently ignores. The federal securities laws require any stockholder owning more than 5.0% of the Company's stock to make certain filings with the Securities and Exchange Commission disclosing share ownership information and his intentions with respect to, among other items, changing the Board of Directors. By law, such filings must be promptly amended to reflect increases or decreases in the number of shares owned or changes in the stockholders' intentions. Mr. Rochman has flagrantly violated these laws. In his letter to you, Mr. Rochman claims to be the owner of 79,864 shares of the common stock of the Company. Yet, in his filings with the Securities and Exchange Commission he only reported owning 53,615 shares. His SEC filings also stated that he had no plans to change the Board of Directors. Yet, he's running against the Board's nominees. We do not believe that a man that flagrantly violates federal securities law would be a suitable candidate for election as a director of your Company.

THIS IS NOT THE TIME TO SELL THE COMPANY
        ---

     Mr. Rochman also intends to bring a proposal before the meeting calling for the Board of Directors to sell the Company. The text of this proposal is set forth on the enclosed white proxy card. THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THIS PROPOSAL.

     Your Board of Directors is vested with the responsibility of running the Company. As such, the Board is obliged to take actions which it deems are in the best interests of stockholders -- all stockholders. We will continue to explore ways of enhancing shareholder value. Mr. Rochman makes unsubstantiated claims regarding selling the Company at a substantial premium. Common sense will tell you, however, that a seller does not obtain the highest price available when forced to sell at an inopportune time. We do not believe your interests will be served by hanging out a "For Sale" sign or by replacing two experienced and loyal directors with individuals who lack experience running a bank. We believe the community in which we do business would be hurt by the sale of an independent institution that has been a part of Herrin since 1949.

VOTE THE WHITE PROXY!
         -----

     Please note that we have enclosed a white proxy card setting forth the Company's nominees for director and the proposal of Mr. Rochman. THE BOARD OF DIRECTORS URGES YOU TO VOTE FOR THE NOMINEES FOR DIRECTOR AND AGAINST THE PROPOSAL OF MR. ROCHMAN. As disclosed on the original proxy card you received from the Company, by signing and returning such proxy, you gave the Board of Directors discretionary authority to vote the original proxy as it determined with respect to matters that it did not know, a reasonable time before the solicitation, would be brought before the meeting. The Company intends to use such discretionary authority to vote AGAINST Mr. Rochman's proposal. If you have previously received a blue proxy card from Mr. Rochman and voted it in any manner, you have cancelled any white proxy card previously submitted to the Company and you may have given Mr. Rochman authority you never intended. If you have voted a blue proxy card, we urge you to now change your vote by signing and returning the white proxy card. You may bring your proxy card to the Bank at either Herrin or Carterville or mail it in the enclosed envelope. If you own shares in the name of a brokerage firm, only your broker can vote your shares on your behalf and only after receiving your specific instructions. Please call your broker and instruct him/her to execute a white proxy card on your behalf. You should also promptly sign, date and mail your white proxy card when you receive it from your broker. Please do so for each separate account you maintain.

     On behalf of the Board of Directors, we appreciate your loyalty and support to the Company. Please feel free to contact me or any of the members of the Board of Directors with any questions.

                                           Sincerely,

                                           /s/ Roger O. Hileman

                                           Roger O. Hileman
                                           President and Chief Executive Officer

                                 ADDITIONAL INFORMATION


NAME AND BUSINESS ADDRESS          TRANSACTIONS IN SHARES OF THE COMPANY'S
-------------------------          ---------------------------------------
                                   COMMON STOCK (1) (2)
                                   ------------

Paul R. Calcaterra                      25,000 shares - 6/28/96 (purchase)
P.O. Box 321
Herrin, Illinois 62948

B.D. Cross                              25,000 shares - 6/28/96 (purchase)

Roger O. Hileman                        _______ shares - 7/___/96 (purchase)
318 South Park Avenue                   _______ shares - 7/___/96 (purchase)
Herrin, Illinois  62948                 _______ shares - 7/___/96 (purchase)

Charles Stevens                         25,000 shares - 6/28/96 (purchase)
100 W. Gast St.
Canterville, Illinois 62918

James C. Walker                         25,000 shares - 6/28/96 (purchase)

Randall A. Youngblood                   25,000 shares - 6/28/96 (purchase)
305 N. 16th Street
Herrin, Illinois 62948
______________
(1) The Company's initial public offering was completed on June 28, 1996. No shares were issued or outstanding prior to that date.

(2) A part of the purchase price of the shares purchased by certain directors represented funds borrowed from a financial institution. The current outstanding balance of each such loan is as follows: Mr. Calcaterra:
     $190,000, Mr. Hileman: $240,000, and Mr. Stevens: $165,000

     Except as described in the Company's Proxy Statement dated March 28, 1997, none of the persons listed above, nor any of their associates, have any contracts, arrangements or understandings with any person with respect to any securities of the Company, any arrangement or understanding with any person with respect to future employment by the Company or its affiliates or any arrangement or understanding with any person with respect to any future transactions to which the Company or its affiliates will be a party.

          Although no precise amount of the total cost of solicitation can be made at this time, it is currently estimated that total expenditures (excluding amounts normally expended ford a solicitation for an election of directors in the absence of a contest and salaries paid to regular officers and employees) will be $_____, of which approximately $_____ has been expended to date.

                                REVOCABLE PROXY
                           HEARTLAND BANCSHARES, INC.

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                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 1997
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          The undersigned hereby appoints James C. Walker, Randall A. Youngblood and Charles Stevens with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Heartland Bancshares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the Herrin Civic Center, 101 South 16th Street, Herrin, Illinois on Thursday, April 24, 1997 at 2:00 p.m., local time, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.

                                                            VOTE
                                                     FOR   WITHHELD
                                                     ---   --------

        1.  The election as directors of all the
            nominees listed below (except as
            marked to the contrary below).           [ ]      [ ]

            B. D. Cross
            Paul R. Calcaterra

            INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR
            ANY INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S
            NAME ON THE LINE PROVIDED BELOW.


        2. Approval of the shareholder proposal of Mr. Rochman regarding the sale of the Company.

                FOR             AGAINST           ABSTAIN
                ---             -------           -------
                [ ]               [ ]               [ ]

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE AND "AGAINST" THE SHAREHOLDER PROPOSAL LISTED ABOVE.

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_______________________________________________________________________________

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE AND AGAINST THE SHAREHOLDER
                    ---
PROPOSAL LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSONS AS DIRECTORS WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
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

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


  Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

  The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting, an Annual Report for the 1996 fiscal year and supplemental materials received from the Company.


Dated: ________________________, 1997



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PRINT NAME OF STOCKHOLDER      PRINT NAME OF STOCKHOLDER


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SIGNATURE OF STOCKHOLDER       SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



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PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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